                                                                   EXHIBIT 3.139

                            ARTICLES OF INCORPORATION

                                       of

                             U-HAUL CO. OF DAL-WORTH

         THE UNDERSIGNED, being twenty-one years or older does hereby adopt the following Articles of Incorporation for the purpose of forming a corporation under the laws of the State of Texas.

                                    ARTICLE I

         The name of the corporation is U-HAUL CO. OF DAL-WORTH.

                                   ARTICLE II

         The period of duration of the corporation is perpetual.

                                   ARTICLE III

         The purpose or purposes for which the corporation is organized are to rent and lease to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and to purchase or otherwise acquire and operate any facilities useful for the conduct of the business enterprises of this corporation.

         In general, to carry on any other business in connection with the foregoing, and to have and exercise all powers conferred by the laws of the State of Texas upon corporations, and to engage in any lawful activity within the purposes for which corporations may be organized under the laws of the State of Texas.

                                   ARTICLE IV

         The aggregate number of shares which the corporation shall have authority to issue are five thousand (5,000) shares of common stock with a par value of Ten ($10.00) Dollars each, or a total capitalization of Fifty Thousand ($50,000.00) Dollars.

                                    ARTICLE V

         The corporation will not commence business until the consideration

Page one of three pages
of at least One Thousand ($1,000.00) Dollars has been received for the issuance of shares.

                                   ARTICLE VI

         The address of its registered office shall be Republic National Bank Building, c/o C. T. Corporation System, Dallas, Texas 75201, and the name of the resident agent at said address is C. T. Corporation System.

                                   ARTICLE VII

         The initial Board of Directors shall consist of three (3) members, and the initial Board who shall act until the first annual meeting of stockholders and their successors have been elected and qualified are:

         Robert C. Minyard           920 Meyers Road
                                     Grand Prairie, Texas 75050

         Bryant McMillian            920 Meyers Road
                                     Grand Prairie, Texas 75050

         C. M. Wigand                920 Meyers Road
                                     Grand Prairie, Texas 75050

                                  ARTICLE VIII

         The name and address of each incorporator, all of whom are over 21 years of age and citizens of the State of Texas, is as follows:

         James M. Oakley             920 Meyers Road
                                     Grand Prairie, Texas 75050

         Robert Vaughn               920 Meyers Road
                                     Grand Prairie, Texas 75050

         George E. Cox               920 Meyers Road
                                     Grand Prairie, Texas 75050

          IN WITNESS WHEREOF, We have hereunto set our hand and seal this 27 day of February, 1970.

                                     /s/ James M. Oakley
                                     ------------------------------------------
                                     James M. Oakley

                                     /s/ Robert Vaughn
                                     -------------------------------------------
                                     Robert Vaughn

                                     /s/ George E. Cox
                                     -------------------------------------------
                                     George E. Cox

Page two of three pages

STATE OF TEXAS    )
                  )ss:
COUNTY OF DALLAS  )

         I, the undersigned Notary Public, do hereby certify that personally appeared before me, James M. Oakley, Robert Vaughn, and George E. Cox, and after being duly sworn, severally declared that they are the persons named in and who signed the foregoing document as incorporators, and that the statements contained therein are true.

         GIVEN under my hand and seal of office this 27 day of February, 1970.

                                     /s/ [ILLEGIBLE]
                                     -------------------------------------------
                                     Notary Public

Page three of three pages

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of Texas

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the consenting corporation is U-HAUL CO., a corporation organized and existing under the laws of the State of Texas

2. The name of the corporation to which this consent is given and which is about to be organized under the laws of this State is:

                             U-HAUL CO. OF DAL-WORTH

         IN WITNESS WHEREOF, this corporation has caused this consent to be executed this 26th day of January, 1970.

                                     U-HAUL CO.

                                     By: /s/ James M. Oakley
                                         ---------------------------------------
                                                                       President

ATTEST:

/s/ Winnie D. Oakley
-------------------------------------
                            Secretary

STATE OF TEXAS     )
                   ) ss.
COUNTY OF DALLAS   )

         Before me, a Notary Public, personally appeared James M. Oakley and Winnie D. Oakley known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 26th day of January, 1970.

                                     /s/ Robert Vaughn
                                     -------------------------------------------
                                                   Notary Public

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                             U-HAUL CO. OF DAL-WORTH

STATE OF TEXAS     )
                   )ss.
COUNTY OF DALLAS   )

         Robert C. Minyard and Edns S. Minyard being first duly sworn upon their oath depose and say:

         1. That they are the President and the Secretary respectively of U-HAUL CO. OF DAL-WORTH.

         2. That at a meeting of the Board of Directors of said corporation, duly held at Grand Prairie, Texas on August 12, 1970, the following resolution was adopted:

                           "RESOLVED: That Article I of the Articles of
                           Incorporation be amended to read as follows:

                           The name of this corporation is AMERCO MARKETING CO. OF DAL-WORTH."

         3. That the shareholders have adopted said amendment by resolution at a meeting held at Grand Prairie, Texas on August 12, 1970. That the wording of the amended article, as set forth in the shareholders' resolution, is the same as that set forth in the directors' resolution in Paragraph 2 above.

         4. That the number of shares which voted affirmatively for the adoption of said resolution is 500, and that the total number of shares entitled to vote on or consent to said amendment is 500.

                                     /s/ Robert C. Minyard
                                     -------------------------------------------
                                                    President

(CORPORATE SEAL)

                                     /s/ Edns S. Minyard
                                     -------------------------------------------
                                                    Secretary

Page One of Two Pages

STATE OF TEXAS     )
                   ) ss.
COUNTY OF DALLAS   )

         Robert C. Minyard and Edns S. Minyard, being sworn severally, each for himself, on his oath deposes and says that he is the person who executed the foregoing instrument; that he has read the same and knows the contents thereof; that the matters stated therein are true to his knowledge, except such matters as are stated to be upon information and belief and as to those matters he believes them to be true.

                                     /s/ Robert C. Minyard
                                     -------------------------------------------
                                                    President

                                     /s/ Edns S. Minyard
                                     -------------------------------------------
                                                    Secretary

         Severally sworn to and subscribed before me this 19 day of October, 1970.

                                     /s/ Robert Vaughn
                                     -------------------------------------------

Notary Public in and for the County of Dallas, State of Texas

    (NOTARIAL SEAL)

Page Two of Two Pages

                         CONSENT TO USE OF SIMILAR NAME

To The Secretary of State
State of Texas

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the consenting corporation is AMERCO, a corporation organized and existing under the laws of the State of Arizona.

2. The name of the corporation to which this consent is given and which is about to be organized under the laws of this State is: AMERCO MARKETING CO. OF DAL-WORTH

         In Witness Whereof, this corporation has caused this consent to be executed this 12 day of August, 1970.

                                     AMERCO, an Arizona corporation

                                     By: /s/ L. S. Shoen
                                         ---------------------------------------
                                         L. S. Shoen - President

STATE OF ARIZONA    )
                    ) ss.
COUNTY OF MARICOPA  )

         Before me, a Notary Public, personally appeared L. S. Shoen known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 12th day of August, 1970.

                                     /s/ Helen H. Delamater
                                     -------------------------------------------
                                                   Notary Public

                                             My Commission Expires Aug. 13, 1972

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                        AMERCO MARKETING CO. OF DAL-WORTH

STATE OF ARIZONA    )
                    ) SS.
COUNTY OF MARICOPA  )

         David L. Helsten and John A. Lorentz being first duly sworn upon their oath depose and say:

1. That they are the Vice-President and Assistant Secretary respectively of AMERCO MARKETING CO. OF DAL-WORTH.

2. That at a meeting of the Board of Directors of said corporation, duly held at Grand Prairie, Texas on January 11, 1971, the following resolution was adopted:

                  "RESOLVED: That Article I of the Articles of Incorporation be amended to read as follows:

                           The name of this corporation is AMERCO MARKETING CO. OF DALLAS."

3. That the shareholders have adopted said amendment by resolution at a meeting held at Grand Prairie, Texas, on January 11, 1971, That the wording of the amended article, as set forth in the shareholders' resolution, is the same as that set forth in the directors' resolution in Paragraph 2 above.

4. That the number of shares which voted affirmatively for the adoption of said resolution is 500, and that the total number of shares entitled to vote on or consent to said amendment is 500, and the number of shares outstanding is 500.

                                     /s/ David L. Helsten
                                     -------------------------------------------
                                     Vice-President, David L. Helsten

                                     /s/ John A. Lorentz
                                     -------------------------------------------
                                     Assistant Secretary, John A. Lorentz

  (CORPORATE SEAL)

Page One of Two Pages

STATE OF ARIZONA    )
                    ) SS.
COUNTY OF MARICOPA  )

         David L. Helsten and John A. Lorentz, being sworn severally, each for himself, on his oath deposes and says that he is the person who executed the foregoing instrument; that he has read the same and knows the contents thereof; that the matters stated therein are true to his knowledge, except such matters as are stated to be upon information and belief and as to those matters he believes them to be true.

                                     /s/ David L. Helsten
                                     -------------------------------------------
                                     Vice-President, David L. Helsten

                                     /s/ John A. Lorentz
                                     -------------------------------------------
                                     Assistant Secretary, John A. Lorentz

         Severally sworn to and subscribed before me this 18th day of January, 1971.

                                     /s/ Helen H. Delamater
                                     -------------------------------------------
                                                    Notary Public

                                             My Commission Expires Aug. 13, 1972

               In and for the County of Maricopa, State of Arizona

   (NOTARIAL SEAL)

Page Two of Two Pages

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                         AMERCO MARKETING CO. OF DALLAS

STATE OF TEXAS    )
                  )ss.
COUNTY OF DALLAS  )

         Bryant L. McMillan and Jo Ann McMillan being first duly sworn upon their oath depose and say:

         1. That they are the President and the Secretary respectively of AMERCO MARKETING CO. OF DALLAS.

         2. That at a meeting of the Board of Directors of said corporation, duly held at Grand Prairie, Texas on February 21, 1973, the following resolution was adopted:

                           "RESOLVED: That Article I of the Articles of
                           Incorporation be amended to read as follows:

                           The name of this corporation is U-HAUL CO. OF
                           DALLAS."

         3. That the shareholders have adopted said amendment by resolution at a meeting held at Grand Prairie, Texas on February 21, 1973. That the wording of the amended article, as set forth in the shareholders' resolution, is the same as that set forth in the directors' resolution in Paragraph 2 above.

         4. That the number of shares which voted affirmatively for the adoption of said resolution is 500, and that the total number of shares entitled to vote on or consent to said amendment is 500, and the number of shares outstanding is 500.

                                     /s/ Bryant L. McMillan
                                     -------------------------------------------
                                                    President

  (CORPORATE SEAL)

                                     /s/ Jo Ann McMillan
                                     -------------------------------------------
                                                    Secretary

Page 1 of Two Pages

STATE OF TEXAS    )
                  ) ss.
COUNTY OF DALLAS  )

         Bryant L. McMillan, and Jo Ann McMillan, being sworn severally, each for himself, on his oath deposes and says that he is the person who executed the foregoing instrument; that he has read the same and knows the contents thereof; that the matters stated therein are true to his knowledge, except such matters as are stated to be upon information and belief and as to those matters he believes them to be true.

                                     /s/ Bryant L. McMillan
                                     -------------------------------------------
                                                    President

                                     /s/ Jo Ann McMillan
                                     -------------------------------------------
                                                    Secretary

         Severally sworn to and subscribed before me this 13 day of March, 1973.

                                     /s/ [ILLEGIBLE]
                                     -------------------------------------------
         Notary Public in and for the County of Dallas, State of Texas

  (NOTARIAL SEAL)

Page 2 of Two Pages

                               ARTICLES OF MERGER

                                       OF

                          U-HAUL CO. OF NORTHEAST TEXAS

                                      INTO

                              U-HAUL CO. OF DALLAS

            UNDER ARTICLE 5-04 Of THE TEXAS BUSINESS CORPORATION ACT

                                        I

         The Plan of Merger which is attached hereto and by reference incorporated herein was approved by the Board of Directors and the sole shareholder of each of the Constituent Corporations in accordance with the laws of the State of Texas.

                                       II

         The number of shares outstanding, the number of shares entitled to vote upon such Plan of Merger, and the number of shares voted for and against such Plan as to each of the Constituent Corporations are as follows:

(1)      U-Haul Co. of Northeast Texas:

Number of Shares   Number of Shares    Number        Number
  Outstanding      Entitled to Vote   Voted for   Voted Against
----------------   ----------------   ---------   -------------
      #500               #500           #500          NONE

(2)      U-Haul Co. of Dallas:

Number of Shares   Number of Shares    Number        Number
  Outstanding      Entitled to Vote   Voted for   Voted Against
----------------   ----------------   ---------   -------------
      #500               #500           #500          NONE

Executed this 14th day of January, 1975.

                                     SURVIVOR: U-Haul Co. of Dallas, a Texas
                                               corporation

                                               By /s/ [ILLEGIBLE]
                                                  ------------------------------
                                                                       President

  (CORPORATE SEAL)

                                               By /s/ [ILLEGIBLE]
                                                  ------------------------------
                                                                       Secretary

                                     ABSORBED: U-Haul Co. of Northeast Texas, a
                                               Texas corporation

                                               By /s/ [ILLEGIBLE]
                                                  ------------------------------
                                                                       President

  (CORPORATE SEAL)

                                               By /s/ [ILLEGIBLE]
                                                  ------------------------------
                                                                       Secretary

                                 PLAN OF MERGER

         This Plan of Merger dated this 14th day of January, 1976, entered into by U-Haul Co. of Northeast Texas, Absorbed Corporation, and U-Haul Co. of Dallas, hereinafter designated Surviving Corporation, both Texas corporations and together referred to as Constituent Corporations, hereby WITNESSETH THAT:

                                        I

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

         1. All issued and outstanding shares of stock of Absorbed Corporation shall be cancelled.

         2. On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       II

         Article I of the Articles of Incorporation of U-Haul Co. of Dallas, the Surviving Corporation, is hereby amended to read as follows:

                                   "ARTICLE I

                  The name of the corporation shall be U-Haul Co. of Dallas-Fort Worth."

                                       III

         All the property, real and personal, causes of action and every other asset of each of the Constituent Corporations shall vest in the Surviving Corporation without further act or deed; and the Absorbed Corporation hereby specifically assigns to the Surviving Corporation all right, title and interest in any and all U-Haul Dealership Contracts.

                                       IV

         The Surviving Corporation shall assume and be liable for all the liabilities, obligations and penalties of each of the Constituent Corporations. No liability or obligation due or to become due, claim or demand for any cause existing against any such corporation, officer or director thereof, shall be released or impaired by such merger. No action or proceeding, whether civil or criminal, then pending by or against any Constituent Corporation, officer or director thereof, shall abate or be discontinued by such merger, but may be enforced, prosecuted, settled or compromised as if such merger had not occurred, or such Surviving Corporation may be substituted in such action or special proceeding in place of any Constituent Corporation.

         If the Surviving Corporation shall consider or be advised that any assignment or assurances in law are necessary or desirable to vest or to perfect or confirm of record in the Surviving Corporation the title to any property or rights of the Absorbed Corporation, or to otherwise carry out the provisions hereof, the proper officers and directors of the Absorbed Corporation as of the effective date of the merger shall execute and deliver any assignments and assurances in law, and do all things necessary or proper to vest or perfect such rights in the Surviving Corporation and otherwise to carry out the provisions hereof.

         Each of the Constituent Corporations shall take or cause to be taken all action or all things necessary, proper or advisable under the laws of the State of Texas to consummate and make effective the merger subject, however, to the consent of their sole shareholder, and the directors of each Constituent Corporation are authorized and directed to perform all actions required for accomplishing and filing this Plan of Merger.

         In Witness Whereof the corporate parties hereto, pursuant to authority given by their respective Boards of Directors and sole shareholder, hereby execute this Plan of Merger this 14th day of January 1976.

                                     SURVIVOR: U-Haul Co. of Dallas, a Texas
                                               corporation

                                               By /s/ [ILLEGIBLE]
                                                  ------------------------------
                                                                       President

  (CORPORATE SEAL)

                                               By /s/ [ILLEGIBLE]
                                                  ------------------------------
                                                                       Secretary

                                     ABSORBED: U-Haul Co. of Northeast Texas, a
                                               Texas corporation

                                               By /s/ [ILLEGIBLE]
                                                  ------------------------------
                                                                       President

  (CORPORATE SEAL)

                                               By /s/ [ILLEGIBLE]
                                                  ------------------------------
                                                                       Secretary

                         CONSENT TO USE OF SIMILAR NAME

         The undersigned corporation hereby consents to the use of a similar name:

         1. The name of the consenting corporation is U-HAUL CO., a corporation organized and existing under the laws of the State of Texas.

         2. The name of the corporation to which this consent is given and which is about to amend its corporate name is: AMERCO MARKETING CO. OF DALLAS

         3. The name the corporation shall adopt by amending its Articles of Incorporation is: U-HAUL CO. OF DALLAS

         In Witness Whereof, this corporation has caused this consent to be executed this 18th day of December, 1972.

                                     U-HAUL CO., a(an) Texas corporation

                                     By: /s/ Helen H. Delamater
                                        ----------------------------------------
                                                    Assistant Secretary

STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

         Before me, a Notary Public, personally appeared Helen H. Delamater, known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         In Witness Whereof, I have hereunto set my hand and official seal this 18th day of December, 1972.

(SEAL)

                                     /s/ [ILLEGIBLE]
                                     -------------------------------------------
                                     Notary Public - State of Arizona

                                             My Commission Expires June 23, 1976

STATE OF TEXAS    )
                  ) ss.
COUNTY OF DALLAS  )

         [ILLEGIBLE] and [ILLEGIBLE] being sworn severally, each for himself, on their oath depose and say that they are the persons who executed the foregoing instrument on behalf of U-Haul Co. of Northeast Texas by authority of its Board of Directors and its sole shareholder, that they have read the same and know the contents thereof; that the matters stated therein are true to their knowledge, except such matters as are stated to be upon information and belief and as to those matters they believe them to be true.

                                     /s/ [ILLEGIBLE]
                                     -------------------------------------------
                                                    President

                                     /s/ [ILLEGIBLE]
                                     -------------------------------------------
                                                    Secretary

         Severally sworn to and subscribed before me this 14 day of [ILLEGIBLE], 1976.

                                     /s/ [ILLEGIBLE]
                                     -------------------------------------------

Notary Public in and for the County of Dallas, State of Texas.

(NOTARIAL SEAL)

STATE OF TEXAS    )
                  ) ss.
COUNTY OF DALLAS  )

         [ILLEGIBLE] and [ILLEGIBLE] being sworn severally, each for himself, on their oath depose and say that they are the persons who executed the foregoing instrument on behalf of U-Haul Co. of Dallas by authority of its Board of Directors and its sole shareholder, that they have read the same and know the contents thereof; that the matters stated therein are true to their knowledge, except such matters as are stated to be upon information and belief and as to those matters they believe them to be true.

                                     /s/ [ILLEGIBLE]
                                     -------------------------------------------
                                                    President

                                     /s/ [ILLEGIBLE]
                                     -------------------------------------------
                                                    Secretary

         Severally sworn to and subscribed before me this 14 day of [ILLEGIBLE], 1976.

                                     /s/ [ILLEGIBLE]
                                     -------------------------------------------

Notary Public in and for the County of Dallas, State of Texas.

(NOTARIAL SEAL)

STATE OF TEXAS    )
                  ) ss.
COUNTY OF DALLAS  )

         [ILLEGIBLE] and [ILLEGIBLE] being sworn severally, each for himself, on their oath depose and says that they are the persons who executed the foregoing instrument on behalf of the U-Haul Co. of Northeast Texas by authority of its Board of Directors and its sole shareholder, that they have read the same and know the contents thereof; that the matters stated therein are true to their knowledge, except such matters as are stated to be upon information and belief and as to those matters they believe them to be true.

                                     /s/ [ILLEGIBLE]
                                     -------------------------------------------
                                                    President

                                     /s/ [ILLEGIBLE]
                                     -------------------------------------------
                                                    Secretary

         Severally sworn to and subscribed before me this 14 day of [ILLEGIBLE], 1976.

                                     /s/ [ILLEGIBLE]
                                     -------------------------------------------

Notary Public in and for the County of Dallas, State of Texas.

(NOTARIAL SEAL)

STATE OF TEXAS    )
                  ) ss.
COUNTY OF DALLAS  )

         [ILLEGIBLE] and [ILLEGIBLE] being sworn severally, each for himself, on their oath deposes and says that they are the persons who executed the foregoing instrument on behalf of the U-Haul Co. of Dallas, by authority of its Board of Directors and its sole shareholder, that they have read the same and know the contents thereof; that the matters stated therein are true to their knowledge, except such matters as are stated to be upon information and belief and as to those matters they believe them to be true.

                                     /s/ [ILLEGIBLE]
                                     -------------------------------------------
                                                    President

                                     /s/ [ILLEGIBLE]
                                     -------------------------------------------
                                                    Secretary

         Severally sworn to and subscribed before me this 14 day of [ILLEGIBLE], 1976.

                                     /s/ [ILLEGIBLE]
                                     -------------------------------------------

Notary Public in and for the County of Dallas, State of Texas.

(NOTARIAL SEAL)

                              ARTICLES OF AMENDMENT

                                     OF THE

                            ARTICLES OF INCORPORATION

                                       OF

                         U-HAUL CO. OF DALLAS-FORT WORTH

                               A TEXAS CORPORATION

         Pursuant to the provisions of the Texas Business Corporation Act, the undersigned corporation executes the following Articles of the Amendment to the Articles of Incorporation:

         1.       The name of the corporation is U-Haul Co. of Dallas-Fort
         Worth.

         2. Article I of the Articles of Incorporation of U-Haul Co. of Dallas-Fort Worth, a Texas corporation shall be amended as follows:

                                    ARTICLE I

                         The name of the corporation is:
                              U-HAUL CO. OF TEXAS.

         3. The proposed amendment was adopted by written consent of the shareholder on the 28th day of December, 1990.

         4. The total number of shares issued and outstanding and entitled to vote was 500. The number of shares which voted affirmatively for the adoption of said resolution was 500. The number of shares voted against such amendment was none.

DATED: December 28, 1990.

                                     U-HAUL CO. OF DALLAS-FORT WORTH

                                     BY: /s/ John A. Lorentz
                                         ---------------------------------------
                                         John A. Lorentz, President

                                     BY: /s/ Gary V. Klinefelter
                                         ---------------------------------------
                                         Gary V. Klinefelter, Secretary

STATE OF ARIZONA

COUNTY OF MARICOPA

         John A. Lorentz, being duly sworn, on his oath deposes and says that he is the person who executed the foregoing instrument as President; and he was read the same and knows the contents thereof; that the matters stated therein are true to his knowledge, except such matters as are stated to be upon information and belief and as to those matters he believes them to be true.

                                     /s/ John A. Lorentz
                                     -------------------------------------------
                                     John A. Lorentz, President

         Sworn to and subscribed before me this 28th day of December, 1990.

                                     /s/ Blanche I. Passolt
                                     -------------------------------------------
                                              NOTARY PUBLIC

         Notary Public in and for the County of Maricopa, State of Arizona.

         (NOTARIAL SEAL)